77D: Policies with respect to security investments

The PIMCO Diversified Income Fund and PIMCO Floating Income Fund
 - Investment Guideline Changes:

Effective April 11, 2007, the PIMCO Diversified Income Fund and PIMCO Floating Income Fund each eliminated its non-fundamental investment policy limiting its investment in non-U.S. dollar denominated securities to 30% of its total assets, so that each such fund may invest without limitation in non-U.S. dollar denominated securities. In addition, the PIMCO Diversified Income Fund and PIMCO Floating Income Fund each eliminated its non-fundamental investment policy limiting its foreign currency exposure to 20% of its total assets, so that each such fund may have foreign currency exposure of up to 100% of its total assets.


The PIMCO Low Duration Fund III and PIMCO Total Return Fund III - Investment Guideline Change:

Effective May 30, 2007, the PIMCO Low Duration Fund III and PIMCO Total Return Fund III each adopted a non-fundamental investment policy restricting it from investing directly in securities of issuers that are engaged in certain business activities in or with the Republic of Sudan.


All applicable Portfolios of PIMCO Funds Private Account Portfolio Series
- Investment Guideline Change:

Effective June 29, 2007, PIMCO Funds has changed its policies so that each series of the Private Account Portfolio Series (each a "Portfolio") is now permitted to use the ratings assigned by Fitch, Inc. ("Fitch") for purposes of credit quality investment restrictions. Prior to June 29, 2007, each Portfolio used ratings from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or, if unrated, PIMCO's determination of comparable quality to a rated security for purposes of credit quality investment restrictions. Effective, June 29, 2007, a Portfolio's credit quality restrictions are now based on the ratings of Moody's, S&P or Fitch, or if unrated, PIMCO's determination of comparable quality to a rated security.


The PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Bond Fund (Unhedged), PIMCO Global Bond Fund (U.S. Dollar-Hedged), PIMCO Moderate Duration Fund, PIMCO Total Return Fund, PIMCO Total Return Fund II and PIMCO Total Return Fund III - Investment Guideline
Change:

Effective June 1, 2007, each of the below listed series of PIMCO Funds has changed its non-fundamental policy regarding normal minimum and maximum average portfolio duration. As a result the former policy relating to each applicable fund's average portfolio duration (Former Policy below) was replaced with a new policy (New Policy below):


PIMCO Foreign Bond Fund (Unhedged):

Former Policy:
"The average portfolio duration of this Fund normally varies from three to seven years."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of March 31, 2007 was 6.53 years."


PIMCO Foreign Bond Fund (U.S. Dollar-Hedged):

Former Policy:
"The average portfolio duration of this Fund normally varies from three to seven years."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of March 31, 2007 was 6.53 years."


PIMCO Global Bond Fund (Unhedged):

Former Policy:
"The average portfolio duration of this Fund normally varies from three to seven years."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD, which as of March 31, 2007 was 6.22 years."


PIMCO Global Bond Fund (U.S. Dollar-Hedged):

Former Policy:
"The average portfolio duration of this Fund normally varies from three to seven years."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global Index Hedged in USD, which as of March 31, 2007 was 6.22 years."


PIMCO Moderate Duration Fund:

Former Policy:
"The average portfolio duration of this Fund normally varies from two to five years based on PIMCOs forecast for interest rates."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Intermediate Government/Credit Bond Index, which as of March 31, 2007 was 3.63 years."


PIMCO Total Return Fund:

Former Policy:
"The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCOs forecast for interest rates."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of March 31, 2007 was 4.50 years."


PIMCO Total Return Fund II:

Former Policy:
"The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCOs forecast for interest rates."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of March 31, 2007 was 4.50 years."


PIMCO Total Return Fund III:

Former Policy:
"The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCOs forecast for interest rates."

New Policy:
"The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of March 31, 2007 was 4.50 years."


The PIMCO European StocksPLUS TR Strategy Fund, PIMCO Far-East (Ex-Japan) StockPLUS TR Strategy Fund, PIMCO Fundamental IndexPLUS TR Fund, PIMCO International StocksPLUS TR Strategy Fund (Unhedged), PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged), PIMCO Japanese StocksPLUS
TR Strategy Fund, PIMCO Small Cap StocksPLUS TR Fund, PIMCO StocksPLUS Total Return Fund and PIMCO StocksPLUS TR Short Strategy Fund - Investment Guideline
Changes:


Effective June 1, 2007, each of the below listed series of PIMCO Funds has changed its non-fundamental policy regarding normal maximum average collateral fixed income duration. As a result the former policy relating to each applicable fund's average portfolio duration (Former Policy below) was replaced with a new policy (New Policy below):


PIMCO European StocksPLUS TR Strategy Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO Far-East (Ex-Japan) StockPLUS TR Strategy Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO Fundamental IndexPLUS TR Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO International StocksPLUS TR Strategy Fund (Unhedged):

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged):

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO Japanese StocksPLUS TR Strategy Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO Small Cap StocksPLUS TR Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO StocksPLUS Total Return Fund:

Former Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was
4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."


PIMCO StocksPLUS TR Short Strategy Fund:

Former Policy:
"PIMCO actively manages the fixed income assets held by the Fund, with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from one to six years based on PIMCOs forecast for interest rates."

New Policy:
"PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Funds total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.50 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities."